UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2013

Commission file number 1-8198

HSBC FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	86-1052062 (IRS Employer Identification Number)

26525 N. Riverwoods Boulevard Mettawa, Illinois (Address of principal executive offices)	60045 (Zip Code)

Registrant’s telephone number, including area code (224) 880-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items.

On March 5, 2013, HSBC Holdings plc (“HSBC”) issued a press release announcing that HSBC Finance Corporation has entered into an agreement to sell its Personal Unsecured Loan and Personal Homeowner Loan portfolios to SpringCastle Acquisition LLC, a company owned by Springleaf Finance, Inc. and Newcastle Investment Corp. A copy of the press release issued by HSBC is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated March 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION (Registrant)

By:	/s/ Mick Forde
Senior Vice President, Deputy General Counsel – Corporate and Assistant Secretary

Dated: March 5, 2013

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 5, 2013